MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-May-97
Reporting Month:  April

                  Class
                  Interest     Beginning         Interest      Interest      Principal    Total         Applied Ending
  Class           Rate         Balance           Accrual       Payment       Payment      Distribution  Losses  Balance
Merit4 A1          6.187500%   $175,645,818.31   $905,673.75   $905,673.75  $8,138,848.89 $9,044,522.64 $0.00   $167,506,969.42
Merit4 A2         15.000000%    $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50 $0.00    $42,573,000.00

                               $218,218,818.31 $1,437,836.25 $1,437,836.25  $8,138,848.89 $9,576,685.14 $0.00   $210,079,969.42


  Class               CUSIP        Priority      Principal Type    Interest Type
Merit4 A1             589962AJ8    Senior        Sequential        Floater
Merit4 A2             589962AK5    Senior        Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4
Payment Date:     28-May-97
Reporting Month:  April


                                                            Interest     Interest    Principal
          Original        Original  Integral      Record    Accrual      Payment     Payment        Ending          Remaining
  Class   Balance         Pct Pool  Denomination  Date      Factor       Factor      Factor         Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%    $1,000.00     30-Apr-97  2.77032225   2.77032225 24.89553680    $167,506,969.42 0.51237908
Merit4 A2  $42,573,000.00 11.00%    $1,000.00     30-Apr-97 12.50000000  12.50000000  0.00000000     $42,573,000.00 1.00000000

          $369,493,000.00                                                                                     $210,079,969.42

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:   28-May-97
Report Date:    April

Collateral Proceeds Account


Beginning Balance                                      $0.00

Deposits                                                          Withdrawals

Interest Net of Servicing Fee                  $1,767,286.84      Interest Payments           $1,437,836.25
Principal                                      $8,171,712.38      Principal Payments          $8,138,848.89
Deposits From Reserve Fund                             $0.00      Surplus                       $297,938.59
Other Deposits                                         $0.00      FSA Fee                        $31,512.00
                                                                  Discount Principal Reserve     $32,863.49

Total Deposit                                  $9,938,999.22      Total Withdrawals           $9,938,999.22

                                                                  Ending Balance                      $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4
Payment Date:         28-May-97
Reporting Month       April

Reserve Funds and Subordination



                          Initial Coverage     Beginning Coverage    Adjustments(1) Losses  Insured Balance Ending Balance
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.72% $15,712,706.84  $1,054.19      $0.00   $225,760,867.62 6.96% $15,713,761.03


                                    Beginning Current                Ending
                                    Balance   Deposits   Adjustments DPR Balance
Discount Principal Reserve Account  $0.00     $31,809.30 $1,054.19   $32,863.49
(Included in above coverage amount)

Insurance

                                 Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending  Balance
Type             Purpose
Insurance Policy Pool Insurance  25.00% $2,987,981.88 35.26% $2,987,981.88 $0.00       $0.00  $7,912,284.12   37.76% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                    $297,938.59

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                51          $9,425,723             4.18%
60+ Days                27          $4,066,722             1.80%
90+ Days                40          $6,263,025             2.77%
Foreclosure             38          $7,915,431             3.51%
REO                     19          $4,564,543             2.02%

Totals                 175         $32,235,443            14.28%


Advances on Delinquencies                                      $264,916.56
Non-Recoverable Advances on Delinquencies                            $0.00


1. Adjustment and Losses are first charged/credited to Discount Principle Reserve, second to interest from the Overcollateralization amount, and third to Pool Overcollateralization, if Discount Principle would otherwise be less than $0.00